UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2021

Welbilt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Welbilt Boulevard, New Port Richey, Florida 34655

(Address of principal executive offices) (ZIP code)

(727) 375-7010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	WBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On June 21, 2021, Welbilt, Inc. (the “Company” or “Welbilt”) and The Middleby Corporation (“Middleby”) each filed with the Securities and Exchange Commission (the “SEC”) a joint proxy statement/prospectus relating to the previously announced proposed merger (the “Merger”) involving the Company and Middleby pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 20, 2021, by and among the Company, Middleby, Middleby Marshall Inc., a Delaware corporation and a wholly owned subsidiary of Middleby (“Acquiror”), and Mosaic Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquiror.

Important information concerning the Merger is set forth in the joint proxy statement/prospectus. The joint proxy statement/prospectus is amended and supplemented by, and should be read as part of and in conjunction with, the information set forth in this Current Report on Form 8-K. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the joint proxy statement/prospectus.

SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. Page references in the below disclosures are to the joint proxy statement/prospectus, and defined terms used but not defined herein have the meanings set forth in the joint proxy statement/prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company and Middleby make the following amended and supplemental disclosures:

The section of the joint proxy statement/prospectus entitled “The Merger—Background of the Merger” beginning on page 52 is amended and supplemented as follows:

The following paragraph is hereby added immediately following the seventh paragraph on page 65 of the joint proxy statement/prospectus:

On July 5, 2021, Ali Group submitted to the Welbilt Board a revised binding proposal to acquire 100% of the outstanding Welbilt Common Stock in an all-cash transaction at a price of $24.00 per share (representing approximately $3.5 billion in aggregate equity value, on a fully diluted basis), together with proposed execution versions of the related transaction documents (including a voting agreement from affiliates of Carl C. Icahn), which revised proposal and documents were subsequently shared with Middleby in accordance with the terms of the Merger Agreement. Later on July 5, 2021, the Welbilt Transaction Committee held a virtual meeting at which representatives of Welbilt’s senior management team, Morgan Stanley and Gibson Dunn were present by the Welbilt Transaction Committee’s invitation. Following a discussion of Ali Group’s revised proposal, the Welbilt Transaction Committee instructed Welbilt’s representatives to ask Ali Group if they would be prepared to improve the revised proposal.

Subsequent to receipt of the revised proposal, Welbilt’s representatives asked Ali Group’s representatives to make improvements to the revised proposal, including increased consideration, a reduction in the termination fee included therein (which fee was $124 million) and revisions to the timing of the expiration of the revised proposal. Ali Group indicated they were not prepared to increase the consideration at this time, but submitted on July 6, 2021, a slightly revised binding proposal. The revised proposal reflected an expiration date of July 14, 2021, beyond the expiration of the period for Middleby’s matching rights pursuant to the Merger Agreement, and a reduced termination fee of $110 million.

On July 6, 2021, the Welbilt Board held a virtual meeting at which representatives of Welbilt’s senior management team, Morgan Stanley and Gibson Dunn were present to discuss the terms of Ali Group’s revised proposal. Welbilt’s senior management team reviewed with the Welbilt Board the Updated Welbilt Management Forecasted Financial Information (as defined below), which was prepared in accordance with Welbilt’s annual strategic planning process, and the Welbilt Board unanimously approved the Updated Welbilt Management Forecasted Financial Information. Representatives of Morgan Stanley discussed a preliminary financial analysis of Ali Group’s revised proposal. The Welbilt Board and representatives of Welbilt’s senior management team, Morgan Stanley and Gibson Dunn further discussed the terms of Ali Group’s revised proposal, including that the terms were consistent with the Merger Agreement, other than certain changes necessary to reflect the all-cash consideration and a so-called “hell-or-high-water” regulatory efforts standard required of Ali Group in connection with seeking regulatory clearances. Following such discussion, the Welbilt Board unanimously determined, after consultation with its outside financial advisors and outside legal counsel, that Ali Group’s revised proposal constitutes a Company Superior Proposal and that the failure to terminate the Merger Agreement in order to enter into a definitive agreement with respect to Ali Group’s revised proposal would reasonably be expected to be inconsistent with the Welbilt Board’s fiduciary duties under applicable law. The Welbilt Board directed Welbilt management to deliver to Middleby notice of Welbilt’s intent to terminate the Merger Agreement, subject to Welbilt's obligation pursuant to the terms of the Merger Agreement to negotiate in good faith with Middleby for a period of five business days following delivery of such notice, which notice was subsequently delivered to Middleby in accordance with the Merger Agreement. The Welbilt Board further instructed Welbilt management and Morgan Stanley to deliver to Middleby and Ali Group the Updated Welbilt Management Forecasted Financial Information.

The section of the joint proxy statement/prospectus entitled “The Merger—Certain Unaudited Forecasted Financial Information” beginning on page 94 is amended and supplemented as follows:

The first paragraph under the section of the joint proxy statement/prospectus entitled “The Merger—Certain Unaudited Forecasted Financial Information” beginning on page 94 is amended and supplemented by adding the following underlined disclosures:

Middleby does not, as a matter of course, make public long-term forecasts or internal projections as to future performance, revenues, production, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. In connection with the Merger, Middleby management prepared certain unaudited internal financial forecasts with respect to (i) Middleby on a stand-alone basis, which we refer to, together with certain extrapolations of such prospective financial information for certain fiscal years prepared at the direction of Middleby management, as the “Middleby Base Case,” (ii) Welbilt as a subsidiary of Middleby after giving effect to the Merger, which we refer to, together with certain extrapolations of such prospective financial information for certain fiscal years prepared at the direction of Middleby management, as the “Middleby View of Welbilt Integrated Case” and (iii) Welbilt on a stand-alone basis, which we refer to, together with certain extrapolations of such prospective financial information for certain fiscal years prepared at the direction of Middleby management, as the “Middleby View of Welbilt Standalone Case” and, together with the Middleby Management Base Case and the Middleby View of Welbilt Integrated Case, the “Middleby Management Forecasted Financial Information.” Also, in connection with Middleby’s evaluation of the Merger, Middleby management approved for use certain publicly available consensus “street estimates” for Middleby, as extrapolated for certain fiscal years at the direction of Middleby management, which is referred to as the “Middleby Consensus Forecasted Financial Information” and, together with the Middleby Management Forecasted Financial Information, the “Middleby Forecasted Financial Information” and, collectively with the Welbilt Forecasted Financial Information and the Updated Welbilt Management Forecasted Financial Information, the “Forecasted Financial Information.” The Middleby Forecasted Financial Information was provided to the Middleby Board and Middleby’s financial advisor. In addition, the Welbilt Management Forecasted Financial Information was provided by Welbilt management to Middleby management and Middleby’s financial advisor. The Middleby Board directed representatives of Guggenheim to use the Middleby Management Forecasted Financial Information in connection with its financial analyses and opinion as described in the section of this joint proxy statement/prospectus entitled “The Merger—Opinion of Middleby’s Financial Advisor.”

The second paragraph under the section of the joint proxy statement/prospectus entitled “The Merger—Certain Unaudited Forecasted Financial Information” beginning on page 94 is amended and supplemented by adding the following underlined disclosures:

Welbilt does not, as a matter of course, make public long-term forecasts or internal projections as to future performance, revenues, production, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. As part of its annual strategic planning process, Welbilt management prepares an internal long-range financial plan containing certain non-public unaudited prospective financial information with respect to Welbilt on a standalone basis, which we refer to, together with certain extrapolations of such prospective financial information for certain fiscal years prepared at the direction of Welbilt management, as the “Welbilt Management Forecasted Financial Information.” On July 6, 2021, in accordance with Welbilt’s annual strategic planning process, Welbilt management provided to the Welbilt Board and Welbilt’s financial advisor updated non-public unaudited prospective financial information with respect to Welbilt on a standalone basis, which we refer to as the “Updated Welbilt Management Forecasted Financial Information.”  Additionally, in connection with the Merger, Middleby provided to Welbilt and its advisors certain unaudited internal financial forecasts with respect to Middleby on a stand-alone basis, which were extrapolated for certain years at the direction of Welbilt management, and which are referred to as the “Welbilt View of Middleby Management Forecasted Financial Information”. Welbilt management also approved for use certain publicly available consensus “street estimates” for Welbilt and Middleby, as extrapolated for certain fiscal years at the direction of Welbilt management, which are referred to as to as the “Welbilt Consensus Forecasted Financial Information of Welbilt” and the “Welbilt Consensus Forecasted Financial Information of Middelby”, respectively, and, together with the Welbilt Management Forecasted Financial Information and the Welbilt View of Middleby Management Forecasted Financial Information, the “Welbilt Forecasted Financial Information.” The Welbilt Forecasted Financial Information was provided by Welbilt management to the Welbilt Board and Welbilt’s financial advisor for its use and reliance in connection with its financial analyses and opinion (see “The Merger—Opinion of Welbilt’s Financial Advisor” beginning on page 83) and the Updated Welbilt Management Forecasted Financial Information was provided to the Welbilt Board and to Welbilt’s financial advisor for its use and reliance in connection with its continuing financial analysis of the pending transaction with Middleby and its preliminary financial analysis of the revised proposal received from Ali Group.

The seventh paragraph under the section of the joint proxy statement/prospectus entitled “The Merger—Certain Unaudited Forecasted Financial Information” beginning on page 94 is amended and supplemented by adding the following underlined disclosures:

The Forecasted Financial Information was not prepared with a view toward compliance with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Middleby Forecasted Financial Information (other than any portion thereof provided by Welbilt) included in this joint proxy statement/prospectus has been prepared at the direction of, and is the responsibility of, management of Middleby. The Welbilt Forecasted Financial Information (other than any portion thereof provided by Middleby) and the Updated Welbilt Management Forecasted Financial Information included in this joint proxy statement/prospectus has been prepared at the direction of, and is the responsibility of, management of Welbilt. Neither Ernst & Young LLP nor PricewaterhouseCoopers LLP has audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Forecasted Financial Information and, accordingly, neither Ernst & Young LLP nor PricewaterhouseCoopers LLP expresses an opinion or any other form of assurance with respect thereto. The report of Ernst & Young LLP contained in Middleby’s Annual Report on Form 10-K for the year ended January 2, 2021, which is incorporated by reference into this joint proxy statement/prospectus, relates to historical financial information of Middleby, and such report does not extend to the Middleby Forecasted Financial Information and should not be read to do so. In addition, the PricewaterhouseCoopers LLP report contained in Welbilt’s Annual Report on Form 10-K for the year ended December 31, 2020, which is incorporated by reference in this joint proxy statement/prospectus, relates to historical financial information of Welbilt, and such report does not extend to the Welbilt Forecasted Financial Information or the Updated Welbilt Management Forecasted Financial Information and should not be read to do so.

The section of the joint proxy statement/prospectus entitled “The Merger—Certain Unaudited Forecasted Financial Information—Welbilt Forecasted Financial Information” beginning on page 98 is amended and supplemented by adding the following disclosures:

Updated Welbilt Management Forecasted Financial Information:

	Welbilt Stand-Alone(1) Fiscal Year Ending December 31,
(in millions of US dollars)	2020A	2021E	2022E	2023E	2024E
Revenue	$1,153	$1,482	$1,572	$1,643	$1,692
Adjusted EBITDA (burdened by SBC)(2)	$171	$267	$336	$389	$405

(1)	The Updated Welbilt Management Forecasted Financial Information set forth in this table does not take into account any circumstances or events occurring after the date it was prepared. Given that the Middleby Special Meeting and Welbilt Special Meeting will be held several weeks after the Updated Welbilt Management Forecasted Financial Information was prepared, as well as the uncertainties inherent in any forecasted information, Middleby stockholders and Welbilt stockholders are cautioned not to place undue reliance on such information.
(2)	For purposes of the Updated Welbilt Management Forecasted Financial Information, Adjusted EBITDA (burdened by SBC) is defined as GAAP operating income plus (i) depreciation and amortization expense and (ii) certain other one-time items such as restructuring activities and Welbilt’s Business Transformation Program expense and certain other items. Adjusted EBITDA (burdened by SBC) is a financial measure that is not defined under or calculated in accordance with GAAP.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve risks and uncertainties, including, but are not limited to, the following factors: the risk that the conditions to the closing of any transaction are not satisfied, including the risk that required approvals of any transaction from the stockholders of Welbilt or from regulators are not obtained; litigation relating to any transaction; and uncertainties as to the timing of the consummation of a transaction and the ability of any party to consummate the transaction. Other factors that might cause such a difference include those discussed in Welbilt’s filings with the SEC, which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the joint proxy statement/prospectus on Form S-4 filed in connection with the Middleby transaction. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in Welbilt’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, Welbilt undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Middleby merger agreement, Middleby and Welbilt have filed with the SEC a registration statement on Form S-4 (SEC File No. 333-256653) that includes a joint proxy statement of Middleby and Welbilt that also constitutes a prospectus of Middleby. The registration statement was declared effective by the SEC on June 11, 2021, and the joint proxy statement/prospectus was mailed or otherwise disseminated to shareholders of Middleby and Welbilt. Welbilt has also filed and plans to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Welbilt through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Welbilt will be available free of charge on Welbilt’s website at www.welbilt.com or by contacting Welbilt’s Investor Relations Department by email at Richard.sheffer@welbilt.com or by phone at (727) 853-3079.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: July 8, 2021	By:	/s/ Martin D. Agard
Martin D. Agard
Executive Vice President and Chief Financial Officer